UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2013

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

Fiscal 2013 was another year marked by the world’s largest central banks making bold moves in an effort to accelerate their respective economies.  In December the US Federal Reserve, failing to restore employment to desired levels, announced their largest Quantitative Easing (QE) program to date, a program that involves the purchase of $85B of bonds every month, a whopping $1 trillion per year.  The European Central Bank also remains accommodative.  In December 2011 and January 2012 they lent over €1 trillion in three-year loans to their banks through their LTRO (Long Term Refinancing Operations) program.  Not to be outdone, Japan got in on the act at the end of 2012 when new Prime Minister Shinzo Abe leaned on the Bank of Japan to launch a large QE program of their own, which is even more aggressive than the latest Fed program.

So how does all of this money printing affect you, the Forester Value Fund shareholder?  We focus on the fundamentals of stocks.  That is, earnings, cash flows and the factors that drive them.  The problem with Fed QE printing is that it artificially lowers interest rates without improving stock fundamentals.  So if stock prices go up without improving fundamentals, all you have done is increase risk.  We thought that valuations were attractive enough in 2009 and 2010 so that the rewards outweighed the risk.  In 2012 we viewed fundamentals as slowing and valuations as stretched so we were largely hedged throughout the year.  Federal Reserve QE money printing trumped fundamentals over that period.   In the short-term, excess liquidity may boost stock markets.  However, like a drug, it takes ever more printing to get the same effect.  That is why the QE programs keep getting larger.  Over the longer-term, it leads to inflation, asset bubbles and eventually the popping of the asset bubbles.  We seek to provide our shareholders with attractive long-term risk-adjusted returns.  Our goal is to participate on the upside when markets are rising, yet protect clients from downside market corrections.  Admittedly our conservative stance hampered the year’s performance, however the headline number does not tell the full story.  For the fiscal year ended March, 2013, the Value Fund Class N share returned 0.5% compared to 14.0% for the S&P 500.  Given the risks we saw in the market (discussed in greater detail below), we purchased put options and held cash to protect the portfolio from market declines, which was a drag on returns.  The equity portion of the portfolio had an outstanding year, returning 18.6%, outpacing all three broad market averages, the S&P 500 (+14.0%), the Dow Industrial Average (+13.4%) and the NASDAQ Composite (+7.9).

Amgen, which we purchased when the company was struggling with their shrinking Epogen franchise, appreciated 53.7% during the year, as Epogen stabilized and the company’s new drugs experienced solid revenue growth.  Allstate and Travelers returned 52.6% and 46.0% respectively, as pricing power aided revenue growth while catastrophe losses fell year-over-year.  Eli Lilly appreciated 47.2% as investor attention shifted away from the company’s loss of patent protection on Cymbalta and towards the promising drugs in the development pipeline.  Kroger returned 39.7% as investors processed management’s new strategy, which should result in faster earnings growth.  These success stories are only a sampling of the stocks that did well this year.  The fund held 12 additional securities that returned at least 20% during the period.

The factors that caused us to be cautious last year have not been resolved:  massive amounts of QE have caused the market to appreciate above the level it would naturally be at given the fundamentals, earnings growth is slowing (see graph below), earnings revisions have been negative over the past year and continue to slide, consumer spending (the primary driver of GDP growth) is decelerating, Europe is sliding deeper into recession, and with corporate profit margins above 10% it seems like there is little room left for further productivity gains.

Growth of S&P 500 Trailing 12 Months' Operating Earnings Per Share
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
03/30/2011
06/30/2011
09/30/2011
12/31/2011
03/31/2012
06/30/2012
09/30/2012
12/31/2012
03/31/2013 Est

Source: Standard & Poor’s

How will this period of excess liquidity resolve itself?  History would point to a rather disorderly conclusion.  Examples of other periods with excessive liquidity are Japan equities and real estate in the late 80s/early 90s, the internet boom in the US in the late 90s, residential real estate in the US in the early 2000s, and European sovereign debt over the last decade.

As we look to the next year, we expect that the world’s central banks will remain committed to developing creative solutions to boost economic growth.  We respect the influence that an unprecedented level of global liquidity may have on financial markets.  However, we also cannot ignore that US economic growth has not yet transitioned from stimulus-dependent to self-sustaining, as well as our several concerns listed above.  We therefore expect to see continued volatility in the markets.  We believe that a level of caution is warranted, and as such, the portfolio is positioned to weather future volatility.

As always, we will continue buying good stocks with exceptional appreciation potential. We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2013 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	0.45%	4.76%	4.62%	$ 18,439
S&P 500 Stock Index	13.96%	5.81%	3.01%	$ 14,952

Growth of $10,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Class N
S&P 500

The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N and S&P 500 Stock Index (Class N inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2013 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	0.56%	N/A	5.52%	$ 12,277
S&P 500 Stock Index	13.96%	N/A	16.67%	$ 18,028

Growth of $10,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
S&P 500
Class I

The chart assumes an initial gross investment of $10,000 made on 6/5/09 for Class I (Class I inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2013 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	0.77%	N/A	1.03%	$ 10,234
S&P 500 Stock Index	13.96%	N/A	9.86%	$ 12,362

Growth of $10,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
S&P 500
Class R

The chart assumes an initial gross investment of $10,000 made on 12/29/10 for Class R (Class R inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	March 31, 2013

Shares		Value

COMMON STOCKS - 77.11%

Basic Material - 1.24%
44,100	Newmont Mining Corp.	$ 1,847,349

Consumer Discretionary - 8.86%
11,850	AutoZone, Inc. *	4,701,725
71,250	Target Corp.	4,877,063
21,700	V.F. Corp.	3,640,175
		13,218,963
Consumer Staples - 13.28%
162,300	Altria Group, Inc.	5,581,497
99,180	CVS Caremark Corp.	5,453,908
62,300	General Mills, Inc.	3,072,013
171,900	The Kroger Co.	5,696,766
		19,804,184
Energy - 8.50%
43,610	Chevron Corp.	5,181,740
55,300	Exxon Mobil Corp.	4,983,083
74,500	Marathon Oil Corp.	2,512,140
		12,676,963
Financial Services - 10.85%
71,840	Allstate Corp.	3,525,189
43,330	Aon Corp.	2,664,795
65,420	Travelers Companies, Inc.	5,507,710
132,060	US Bancorp, Inc.	4,480,796
		16,178,490
Health Care - 18.05%
58,150	Amgen Corp.	5,960,957
67,700	Johnson & Johnson	5,519,581
34,825	Eli Lilly & Co.	1,977,712
97,441	Merck & Co., Inc.	4,306,892
163,654	Pfizer, Inc.	4,723,054
77,630	UnitedHealth Group, Inc.	4,441,212
		26,929,408
Industrial Goods - 5.11%
41,020	3M Co.	4,360,836
43,220	Honeywell International, Inc.	3,256,627
		7,617,463
Technology - 8.37%
23,000	International Business Machines Corp.	4,905,900
192,650	Microsoft Corp.	5,510,753
63,740	Oracle Corp.	2,060,714
		12,477,367
Telecommunications - 1.42%
57,850	American Telephone & Telegraph, Inc.	2,122,517

Utilities - 3.44%
105,510	American Electric Power Co, Inc.	5,130,951

TOTAL FOR COMMON STOCKS (Cost $76,924,988) - 79.12%		118,003,655

PUT OPTIONS - 0.42%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	SPDR S&P 500 ETF Trust Fund
900,000	May 2013 Put @ 147.00	621,000

TOTAL FOR PUT OPTIONS (Premiums Paid $1,139,820) - 0.42%		621,000

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 13.41%
20,000,000	U.S. Government Treasury Bill, 05/30/2013, 0.13%	19,997,960

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $19,995,525) - 13.41%		19,997,960

SHORT TERM INVESTMENTS - 6.37%
9,508,191	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.01% **	9,508,191

TOTAL FOR SHORT TERM INVESTMENTS (Cost $9,508,191) - 6.37%		9,508,191

TOTAL INVESTMENTS (Cost $107,568,524) - 99.32%		148,130,806

ASSETS LESS LIABILITIES - 0.68%		1,012,842

NET ASSETS - 100.00%		$ 149,143,648

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2013.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 118,003,655	$ -	$ -	$ 118,003,655
Put Options	621,000	-	-	621,000
U.S. Government Agencies And Obligations	19,997,960	-	-	19,997,960
Short-Term Investments:
Fidelity Institutional Treasury Only	9,508,191	-	-	9,508,191
	$ 148,130,806	$ -	$ -	$ 148,130,806

The Fund did not hold any Level 3 assets during the year ended March 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2013

Assets:
Investments in Securities, at Value (Cost $107,568,524)	$ 148,130,806
Cash	1,132,259
Receivables:
Shareholder Subscriptions	56,925
Dividends and Interest	181,228
Total Assets	149,501,218
Liabilities:
Shareholder Redemptions	205,899
Due to Advisor	112,131
Administrative Fees	13,615
Distribution Fees	25,925
Total Liabilities	357,570
Net Assets	$ 149,143,648

Net Assets Consist of:
Paid In Capital	$ 138,710,427
Accumulated Undistributed Net Investment Income	253,122
Accumulated Realized Loss on Investments	(30,382,183)
Unrealized Appreciation in Value of Investments	40,562,282
Net Assets, for 12,288,096 Shares Outstanding	$ 149,143,648

Class I Shares:
Net Assets	$ 29,749,742
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	2,412,143
Net asset value, offering price, and redemption price per share	$ 12.33

Class N Shares:
Net Assets	$ 116,935,030
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	9,677,127
Net asset value, offering price, and redemption price per share	$ 12.08

Class R Shares:
Net Assets	$ 2,458,876
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	198,826
Net asset value, offering price, and redemption price per share	$ 12.37

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2013

Investment Income:
Dividends	$ 4,178,930
Interest	67,295
Total Investment Income	4,246,225

Expenses:
Advisory Fees (Note 3)	1,818,773
Distribution (12b-1) Fees	410,193
Administration Fees	220,504
Total Expenses	2,449,470

Net Investment Income	1,796,755

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	12,010,687
Options	(22,867,060)
(10,856,373)
Net Change in Unrealized Appreciation on:
Investments	6,896,684
Options	247,441
7,144,125

Net Realized and Unrealized Loss on Investments and Options	(3,712,248)

Net Decrease in Net Assets Resulting from Operations	$ (1,915,493)

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2013	3/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,796,755	$ 1,605,093
Net Realized Loss on Investments and Options	(10,856,373)	(15,863,951)
Unrealized Appreciation on Investments and Options	7,144,125	12,758,583
Net Decrease in Net Assets Resulting from Operations	(1,915,493)	(1,500,275)

Distributions to Shareholders: (Note 7)
Net Investment Income:
Class I Shares	(513,946)	(159,858)
Class N Shares	(1,483,905)	(1,079,970)
Class R Shares	(15,020)	(2,954)
Total Distributions Paid to Shareholders	(2,012,871)	(1,242,782)

Capital Share Transactions (Note 6)	(84,599,631)	92,701,352

Total Increase (Decrease)	(88,527,995)	89,958,295

Net Assets:
Beginning of Period	237,671,643	147,713,348

End of Period (Including Undistributed Net Investment Income of $253,122 and $469,238, respectively)
	$ 149,143,648	$ 237,671,643

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

				Period
	Years Ended			Ended
	3/31/2013	3/31/2012	3/31/2011	3/31/2010*

Net Asset Value, at Beginning of Period	$ 12.42	$ 12.60	$ 12.00	$ 10.31

Income From Investment Operations:
Net Investment Income **	0.13	0.13	0.15	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.07)	(0.26)	0.50	1.61
Total from Investment Operations	0.06	(0.13)	0.65	1.75

Distributions:
Net Investment Income	(0.15)	(0.05)	(0.05)	(0.06)
Realized Gains	-	-	-	-
Total from Distributions	(0.15)	(0.05)	(0.05)	(0.06)

Net Asset Value, at End of Year	$ 12.33	$ 12.42	$ 12.60	$ 12.00

Total Return ***	0.56%	(1.02)%	5.44%	16.98%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 29,750	$ 45,411	$ 8,372	$ 1,178
Ratio of Expenses to Average Net Assets****	0.99%	0.99%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets****	1.10%	1.08%	1.20%	1.52%
Portfolio Turnover	2.84%	35.30%	28.99%	36.90%

* For the Period June 5, 2009 (commencement of investment operations) through March 31, 2010.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2013	3/31/2012	3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 12.16	$ 12.41	$ 11.89	$ 9.07	$ 10.67

Income From Investment Operations:
Net Investment Income *	0.10	0.10	0.11	0.13	0.20
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.05)	(0.28)	0.50	2.82	(1.09)
Total from Investment Operations	0.05	(0.18)	0.61	2.95	(0.89)

Distributions:
Net Investment Income	(0.13)	(0.07)	(0.09)	(0.13)	(0.04)
Realized Gains	-	-	-	-	(0.67)
Total from Distributions	(0.13)	(0.07)	(0.09)	(0.13)	(0.71)

Net Asset Value, at End of Year	$ 12.08	$ 12.16	$ 12.41	$ 11.89	$ 9.07

Total Return **	0.45%	(1.45)%	5.15%	32.58%	(8.67)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 116,935	$ 190,031	$ 139,012	$ 99,789	$ 61,980
Ratio of Expenses to Average Net Assets ***	1.25%	1.25%	1.25%	1.27%	1.35%
Ratio of Net Investment Income to Average Net Assets ***	0.83%	0.79%	0.91%	1.23%	2.02%
Portfolio Turnover	2.84%	35.30%	28.99%	36.90%	269.29%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
***Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period
	Years Ended		Ended
	3/31/2013	3/31/2012	3/31/2011*

Net Asset Value, at Beginning of Period	$ 12.35	$ 12.51	$ 12.18

Income From Investment Operations:
Net Investment Income **	0.07	0.07	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.21)	0.29
Total from Investment Operations	0.09	(0.14)	0.33

Distributions:
Net Investment Income	(0.07)	(0.02)	-
Realized Gains	-	-	-
Total from Distributions	(0.07)	(0.02)	-

Net Asset Value, at End of Year	$ 12.37	$ 12.35	$ 12.51

Total Return ***	0.77%	(1.12)%	2.71%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,459	$ 2,229	$ 329
Ratio of Expenses to Average Net Assets****	1.50%	1.50%	1.45%
Ratio of Net Investment Income to Average Net Assets****	0.59%	0.55%	1.14%
Portfolio Turnover	2.84%	35.30%	28.99%

* For the Period December 29, 2010 (commencement of investment operations) through March 31, 2011.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FININCIAL STATEMENTS

MARCH 31, 2013

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Forester Value Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Fair Value Pricing - The Board of Directors has delegated to Forester Capital Management, Inc. (the “Advisor”) the responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Derivatives - The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  See Note 5 for additional disclosures on derivative investments at March 31, 2013.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - For the year ended March 31, 2013, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor received a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2013, the Fund paid the Advisor a management fee of $381,618 for Class I, $1,414,027 for Class N, and $23,128 for Class R. The Fund owes the Advisor $112,131 for management fees as of March 31, 2013.

The Fund pays the Advisor a fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2013, the Fund paid the Advisor a fee of $42,878 for Class I, $174,767 for Class N and $2,859 for Class R.  The Fund owed the Advisor $13,615 at March 31, 2013 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2013, the Fund paid $397,199 for Class N and $12,994 for Class R. The Fund owed the Advisor $25,925 at March 31, 2013 for distribution fees.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

4.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2013, purchases and sales of investment securities, other than short-term investments and U.S. Government Securities, aggregated $4,364,847 and $88,346,657, respectively. Purchases and sales of U.S. Government Securities aggregated $69,959,600 and $89,964,876, respectively. Purchases and sales of options aggregated $78,132,986 and $55,860,368, respectively.

5.) PUT & CALL OPTIONS PURCHASED

As of March 31, 2013, the Fund had put options valued at $621,000.

Transactions in call and put options purchased during the year ended March 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2012	14,000	$ 1,734,262
Options purchased	404,000	78,132,986
Options written	-	-
Options exercised	-	-
Options expired	(17,500)	(1,037,091)
Options terminated in closing purchase transaction	(391,500)	(77,690,337)
Options outstanding at March 31, 2013	9,000	$ 1,139,820

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2103 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized (Loss)	Location	Unrealized Appreciation
Options Purchased	Realized Loss on Options	$(22,867,060)	Net Change in Unrealized Appreciation on Options	$247,441

6.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2013, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total par value and paid in capital totaled $138,710,427.  Transactions in capital stock were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	1,907,586	$ 23,234,880	4,006,054	$ 49,460,292
Shares issued in reinvestment of dividends	12,788	148,982	13,056	159,676
Shares redeemed	(3,164,750)	(37,983,169)	(1,026,933)	(12,717,528)
Net increase (decrease)	(1,244,376)	$(14,599,307)	2,992,177	$ 36,902,440

	Year ended March 31, 2013		Year ended March 31, 2012
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	4,246,703	$ 50,767,987	9,686,964	$ 117,774,153
Shares issued in reinvestment of dividends	126,079	1,438,558	87,655	1,051,856
Shares redeemed	(10,326,510)	(122,444,341)	(5,345,275)	(64,929,338)
Net increase (decrease)	(5,953,728)	$ (70,237,796)	4,429,344	$ 53,896,671

	Year ended March 31, 2013		Year ended March 31, 2012
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	109,878	$ 1,337,888	198,708	$ 2,444,570
Shares issued in reinvestment of dividends	1,292	15,020	244	2,954
Shares redeemed	(92,863)	(1,115,436)	(44,744)	(545,283)
Net increase	18,307	$ 237,472	154,208	$ 1,902,241

7.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, as of March 31, 2013 the tax basis capital gains and losses and undistributed ordinary income are as follows:

Undistributed ordinary income		$ 253,122

Capital loss carry forwards +

Expiration:	Short-Term	Long-Term
3/31/2018	$ (731,668)	$ -
3/31/2019	(932,573)	-
Indefinite	(19,854,049)	(7,122,018)
Total Capital Loss Carry Forwards	$(21,518,290)	$(7,122,018)

Post-October capital loss deferrals between 11/1/12–3/31/13 *		$ 1,684,626

As of March 31, 2013 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities	$ 41,404,890
Gross unrealized depreciation on investment securities	(381,033)
Net unrealized appreciation on investment securities	$ 41,023,857

Tax cost of investment securities, including short-term investments **	$106,485,948

+The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

* These deferrals are considered incurred in subsequent year.

**The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2013 and 2012 are as follows:

	2013	2012
Ordinary income:
Class I Shares	$ 513,946	$ 159,858
Class N Shares	1,483,905	1,079,970
Class R Shares	15,020	2,954

On December 28, 2012 distributions of $.15, $.13, and $.07 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $2,012,871 paid to shareholders of record on the same date, from net investment income.

On December 22, 2011 distributions of $.05, $.07, and $.02 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $1,242,782 paid to shareholders of record on the same date, from net investment income.

8.) THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

9.) NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating  the impact that this Pronouncement may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value   Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2013 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund, a series of The Forester Funds, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 23, 2013

Forester Value Fund
Expense Illustration
March 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Forester Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2012	March 31, 2013	October 1, 2012 through March 31, 2013

Actual	$1,000.00	$1,017.04	$4.98
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2012	March 31, 2013	October 1, 2012 through March 31, 2013

Actual	$1,000.00	$1,017.07	$6.29
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2012	March 31, 2013	October 1, 2012 through March 31, 2013

Actual	$1,000.00	$1,021.77	$7.56
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

MARCH 31, 2013 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 53	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 54	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 54	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2013.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 7, 2013 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreement, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Fund

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Fund

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds (1.25% Fund expense ratio versus an average of 1.25% for 1,279 funds in the Morningstar Large Value Category and 2.02% for 240 funds in the Morningstar Long/Short Category).  After discussion, Forester Capital Management, Ltd. was reappointed as the investment adviser to the Forester Value Fund, and that the investment advisory agreement is approved and extended for another year.

Forester Discovery Fund

ANNUAL REPORT

MARCH 31, 2013

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER DISCOVERY FUND

Letter to Shareholders

Dear Fellow Shareholder:

Fiscal 2013 was another year marked by the world’s largest central banks making bold moves in an effort to accelerate their respective economies.  In December the US Federal Reserve, failing to restore employment to desired levels, announced their largest Quantitative Easing (QE) program to date, a program that involves the purchase of $85B of bonds every month, a whopping $1 trillion per year.  The European Central Bank also remains accommodative.  In December 2011 and January 2012 they lent over €1 trillion in three-year loans to their banks through their LTRO (Long Term Refinancing Operations) program.  Not to be outdone, Japan got in on the act at the end of 2012 when new Prime Minister Shinzo Abe leaned on the Bank of Japan to launch a large QE program of their own, which is even more aggressive than the latest Fed program.

So how does all of this money printing affect you, the Forester Discovery Fund shareholder?  We focus on the fundamentals of stocks.  That is, earnings, cash flows and the factors that drive them.  The problem with Central Bank QE printing is that it artificially lowers interest rates without improving stock fundamentals.  So if stock prices go up without improving fundamentals, all you have done is increase risk.  We thought that valuations were attractive enough in 2009 and 2010 so that the rewards outweighed the risk.  In 2012 we viewed fundamentals as slowing and valuations as stretched so we were largely hedged throughout the year.  Federal Reserve QE money printing trumped fundamentals over that period.   In the short-term, excess liquidity may boost stock markets.  However, like a drug, it takes ever more printing to get the same effect.  That is why the QE programs keep getting larger.  Over the longer-term, it leads to inflation, asset bubbles and eventually the popping of the asset bubbles.  We seek to provide our shareholders with attractive long-term risk-adjusted returns.  Our goal is to participate on the upside when markets are rising, yet protect clients from downside market corrections.  This past year we erred on the side of caution as global fundamentals were deteriorating.  While this caution led to underperforming the benchmarks, the headline number does not tell the full story.  For the fiscal year ended March, 2013, the Discovery Fund returned 3.9% compared to 11.3% for the MSCI EAFE (Europe, Australiasia and Far East) Index and 14.0% for the S&P 500.  Given the risks we saw in the markets (discussed in greater detail below), we held a large portion of cash to protect the portfolio from market declines, which was a drag on returns.  The equity portion of the portfolio had a very strong year, returning 12.7%, outpacing the MSCI EAFE Index.

Fomento Economica Mexicano had another strong year, returning 40.2% for the fiscal year ended March, 2013.  The OXXO convenience stores posted strong same-store sales growth and expanding operating margins, and demand remained strong in the Coca-Cola FEMSA and Heineken divisions.  Prudential had a very strong year as well, returning 38.8% driven by better than expected investment returns and insurance profitability.  Diageo, a global spirits company, posted a 33.7% return driven by continued solid revenue growth due to their exposure to high-growth markets and consumers trading up to higher-priced premium brands.  Novartis appreciated 33.2% as the company successfully worked through the patent expiration of their largest drug Diovan and benefitted from the growth of their newly launched pharmaceuticals.  Unilever reported a 32.3% return as innovation drove solid unit growth and price increases boosted profitability.

The factors that caused us to be cautious last year have not been resolved:  massive amounts of QE have caused the markets to appreciate above the level they would naturally be at given the fundamentals, US consumer spending (the primary driver of US GDP growth) is decelerating, Europe is sliding deeper into recession (see graph below), Japan has launched an aggressive QE program that could have large rewards, but brings large risks as well, and emerging market economies are slowing.

Year-over-Year Change in Euro-Zone GDP:

Source:  Bloomberg

How will this period of excess liquidity resolve itself?  History would point to a rather disorderly conclusion.  Examples of other periods with excessive liquidity are Japan equities and real estate in the late 80s/early 90s, the internet boom in the US in the late 90s, residential real estate in the US in the early 2000s, and European sovereign debt over the last decade.

As we look to the next year, we expect that the world’s central banks will remain committed to developing creative solutions to boost economic growth.  We respect the influence that an unprecedented level of global liquidity may have on financial markets.  However, we also cannot ignore our concerns cited above.  We therefore expect to see continued volatility in the markets.  We believe that a level of caution is warranted, and as such, the portfolio is positioned to weather future volatility.

As always, we will continue buying good stocks with exceptional appreciation potential. We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER DISCOVERY FUND RETURNS

MARCH 31, 2013 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	3.88%	6.18%	4.05%	$17,102
S&P 500 Stock Index	13.96%	5.81%	3.01%	$14,952
MSCI EAFE Index	11.25%	-0.89%	3.09%	$15,104

Growth of $10,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Discovery
S&P 500
MSCI EAFE

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Consumer Discretionary 1.16%
Consumer Staples 13.13%
Energy 3.48%
Financial Services 3.80%
Health Care 7.70%
Industrial Goods 2.03%
Technology 2.97%
Materials 0.77%
Telecommunications 4.08%
Utilities 2.80%
Cash Equivalents 58.08%

	Forester Discovery Fund
	Schedule of Investments
	March 31, 2013

Shares		Value

COMMON STOCKS - 41.90%

Consumer Discretionary - 1.16%
22,520	Panasonic Corp. ADR *	$ 165,072

Consumer Staples - 13.13%
3,965	Diageo Plc. ADR	498,956
4,630	Fomento Economico Mexicano S. A. ADR	525,505
4,950	Imperial Tobacco Group Plc. ADR	346,500
11,900	Unilever Plc. ADR	502,656
		1,873,617
Energy - 3.48%
4,990	Royal Dutch Shell Plc. ADR	325,148
6,960	Statoil ASA ADR	171,355
		496,503
Financial Services - 3.80%
4,120	HSBC Holdings Plc. ADR	219,761
5,920	Prudential Plc. ADR	191,571
1,570	Toronto Dominion Bank NY (Canada)	130,734
		542,066
Health Care - 7.69%
7,380	Astrazeneca Plc. ADR	368,852
6,775	Novartis AG ADR	482,651
6,220	Teva Pharmaceutical Industries Ltd. ADR	246,810
		1,098,313
Industrial Goods - 2.03%
2,690	Siemens AG (Germany) ADR	289,982

Materials - 0.77%
2,670	Agnico-Eagle Mines Ltd. (Canada)	109,577

Technology - 2.97%
29,705	Nokia Corp. ADR	97,432
4,060	SAP AG ADR	326,992
		424,424
Telecommunications - 4.08%
14,370	Nippon Telegraph & Telephone Corp. ADR	312,404
9,520	Vodafone Group Public Ltd. Co. (United Kingdom)	270,368
		582,772
Utilities - 2.79%
6,870	National Grid Plc. ADR	398,529

TOTAL FOR COMMON STOCKS (Cost $4,846,140) - 41.90%		5,980,855

SHORT TERM INVESTMENTS - 58.05%
8,286,672	Fidelity Institutional Treasury 0.01% ** (Cost $8,286,672)	8,286,672

TOTAL INVESTMENTS (Cost $13,132,812) - 99.95%		14,267,527

ASSETS LESS LIABILITIES - 0.05%		6,943

NET ASSETS - 100.00%		$ 14,274,470

ADR- American Depositary Receipt
* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2013.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 5,980,855	$ -	$ -	$ 5,980,855
Short-Term Investments:
Fidelity Institutional Treasury	8,286,672	-	-	8,286,672
	$ 14,267,527	$ -	$ -	$ 14,267,527

The Fund did not hold any Level 3 assets during the year ended March 31, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Assets and Liabilities
March 31, 2013

Assets:
Investments in Securities, at Value (Cost $13,132,812)	$ 14,267,527
Cash	3,855
Receivables:
Shareholder Subscriptions	2,500
Dividends and Interest	34,002
Total Assets	14,307,884

Liabilities
Shareholder Redemptions	16,977
Due to Advisor	16,437
Total Liabilities	33,414

Net Assets	$ 14,274,470

Net Assets Consist of:
Paid In Capital	$ 14,053,617
Accumulated Undistributed Net Investment Income	23,693
Accumulated Realized Loss on Investments	(937,555)
Unrealized Appreciation in Value of Investments	1,134,715
Net Assets, for 1,071,892 Shares Outstanding	$ 14,274,470

Net Asset Value Per Share	$ 13.32

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Operations
For the year ended March 31, 2013

Investment Income:
Dividends (net of $18,442 of foreign tax withheld)	$ 220,399
Interest	709
Total Investment Income	221,108

Expenses:
Advisory Fees (Note 3)	177,258
Total Expenses	177,258

Net Investment Income	43,850

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	67,721
Change in Unrealized Appreciation on Investments	369,827

Net Realized and Unrealized Gain on Investments	437,548

Net Increase in Net Assets Resulting from Operations	$ 481,398

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2013	3/31/2012
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 43,850	$ 84,897
Net Realized Gain (Loss) on Investments	67,721	(870,323)
Unrealized Appreciation (Depreciation) on Investments	369,827	(146,926)
Net Increase (Decrease) in Net Assets Resulting from Operations	481,398	(932,352)

Distributions to Shareholders: (Note 6)
Net Investment Income	(41,220)	(73,737)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(41,220)	(73,737)

Capital Share Transactions (Note 5)	67,028	1,411,986

Total Increase	507,206	405,897

Net Assets:
Beginning of Period	13,767,264	13,361,367

End of Period (Including Undistributed Net Investment Income of $23,693
and $21,063, respectively)	$ 14,274,470	$ 13,767,264

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2013	3/31/2012	3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Year	$ 12.86	$ 13.17	$ 12.75	$ 10.11	$ 10.06

Income From Investment Operations:
Net Investment Income/(Loss) *	0.04	0.05	0.02	(0.02)	0.19
Net Gain (Loss) on Securities (Realized and Unrealized)	0.46	(0.32)	0.41	2.74	(0.09)
Total from Investment Operations	0.50	(0.27)	0.43	2.72	0.10

Distributions:
Net Investment Income	(0.04)	(0.04)	(0.01)	-	(0.05)
Realized Gains	-	-	-	(0.08)	-
Total from Distributions	(0.04)	(0.04)	(0.01)	(0.08)	(0.05)

Net Asset Value, at End of Year	$ 13.32	$ 12.86	$ 13.17	$ 12.75	$ 10.11

Total Return **	3.88%	(2.03)%	3.40%	26.95%	1.02%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,274	$ 13,767	$ 13,361	$ 14,318	$ 195
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.39%	0.18%	(0.12)%	1.89%
Portfolio Turnover	0.00%	55.89%	21.16%	171.22%	116.02%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013 (UNAUDITED)

(1) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principals generally accepted in the United States of America.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the quoted bid prices in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.   Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Fair Value Pricing - The Board of Directors has delegated to Forester Capital Management, Inc. (the “Advisor”) responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Foreign currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2010-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2013, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2013, the Advisor earned $177,258 for Advisory services.  The Fund owed the Advisor $16,437 for advisory fees at March 31, 2013.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   For the year ended March 31, 2013, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust. Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

(4) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments, aggregated $0 and $1,566,437, respectively, for the year ended March 31, 2013.

(5) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2013, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total paid in capital totaled $14,053,617. Transactions in capital stock were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	437,504	$ 5,649,534	1,450,231	$18,993,308
Shares issued in reinvestment of dividends	2,978	38,839	5,753	71,164
Shares redeemed	(438,936)	(5,621,345)	(1,400,102)	(17,652,486)
Net increase	1,546	$ 67,028	55,882	$ 1,411,986

(6) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, as of March 31, 2013 the tax basis capital gains and losses and undistributed ordinary income are as follows:

Undistributed ordinary income	$ 23,693

Post-October capital loss deferrals between 11/1/12-3/31/13 (a)	$ -

Capital loss carry forwards +	Short-Term
Expiring 3/31/2017	$ (2,130)
Indefinite – Short-Term	$ (797,347)
Total Capital Loss Carry Forwards	$ (799,477)

As of March 31, 2013 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investments	$ 1,348,877
Gross unrealized depreciation on investments	(352,240)
Net unrealized appreciation on investments	$ 996,637

Tax cost of investments, including short-term investments (b)	$ 13,270,890

+The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

(a) These deferrals are considered incurred in the subsequent year.

(b) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2013 and 2012 are as follows:

  2013

  2012

Ordinary income

$41,220

$73,737

On December 28, 2012 a distribution of $.0379 per share, aggregating $41,220 was paid to shareholders of record on December 27, 2012, from ordinary income.

On December 22, 2011 a distribution of $.0408 per share, aggregating $73,737 was paid to shareholders of record on December 21, 2011, from ordinary income.

(7) THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

(8) NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Discovery    Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2013 and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Discovery Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 23, 2013

Forester Discovery Fund
Expense Illustration
March 31, 2013 (Unaudited)

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2012 through March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2012	March 31, 2013	October 1, 2012 through March 31, 2013

Actual	$1,000.00	$1,026.80	$6.82
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2013 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 53	Director	Indefinite; 12 years	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 612 Paddock Lane Libertyville, IL 60048 Age: 55	Director	Indefinite; 5 year	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 612 Paddock Lane Libertyville, IL 60048 Age: 54	Director	Indefinite; 5 year	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 54	Director; President; Treasurer	Indefinite; 12 years	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2013.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 7, 2013 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreement, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Fund

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Fund

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds (1.35% Fund expense ratio versus an average of 1.30% for 824 funds in the Morningstar Foreign Large Blend Category).  After discussion, Forester Capital Management, Ltd. was reappointed as the investment adviser to the Forester Discovery Fund, and that the investment advisory agreement is approved and extended for another year.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2013

$  19,000

FY 2012

$  20,000

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2013

$ 4,000

FY 2012

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2013, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date May 24, 2013